UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2016

MOMENTOUS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55451	46-4446281
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

PO Box 861, Sugar Land, Texas 77487-0861
(Address of principal executive offices)

800-314-8912

Registrant's telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, l4a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240, 14d-2(b)

        Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act (I 7 CFR 240, 13e-4(c)

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "MEG" or the "Registrant" refer to Momentous Entertainment Group, Inc.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 19, 2016, the board of directors of MEG unanimously appointed Laureen Falco as Chief Accounting Officer of the Company.

Laureen Falco, 58, is a certified public accountant. Since 2007, she has worked as an independent consultant serving a variety of clients including a public offshore oil company, public companies and domestic private companies in the oil and gas sector.  She has bachelor and master degrees in accounting from the University of Houston – Clear Lake and is a QuickBooks Pro Advisor. She will devote 50% of her time to us.

Ms. Falco was also granted 5,000 shares Series B Voting Convertible Preferred Stock. See a description of the Series B Preferred stock below.

Item 7.01 Regulation FD Disclosure.

On December 20, 2016, the Company issued a press release announcing that MEG has agreed with all points of an agreement relating to the acquisition of the German Social Networks studiVZ and meinVZ and its scheduled closing date of January 2, 2017. A copy of which is attached as Exhibit 99.07.

Item 8.01 Other Events

Convertible Loans

The Company had entered into a Convertible Loan Agreements with TYPENEX CO-INVESTMENT, LLC, an unaffiliated entity, in February and March of 2016.  On December 13, 2016, MEG repaid the entire debt due under these Agreements amounting to $65,000. No further liability exists between MEG and TYPENEX CO-INVESTMENT, LLC.

The Company used proceeds from convertible loans received from LG Capital LLC and Quarum Holdings LLC to assist in making this payment.

Conversion of Common Stock

The following officers and directors converted shares of MEG’s common stock owned or controlled by them into Series B Voting Convertible Preferred Stock. Each share of Series B Voting Convertible Preferred Stock grants the holder 1,000 votes in all shareholder elections and is convertible at the holder’s discretion into 1,000 shares of common stock.

Name	Common Shares Converted	Preferred shares Received
Kurt Neubauer	21,250,000	42,000
John Pepe	20,250,000	40,000
Tim Williams	12,001,800	40,000

There are now 481,309,319 shares of MEG’s Common Stock outstanding.

MEG also granted an aggregate of 10,000 shares of Series B Voting Convertible Preferred Stock to unrelated third parties for services.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

3.1

Designation of Series B Preferred Stock

10.6

Payoff Acknowledgement between TYPENEX CO-INVESTMENT, LLC and Momentous Entertainment Group, Inc.

10.7

CONVERTIBLE LOAN AGREEMENT with LG Capital LLC

10.8

CONVERTIBLE LOAN AGREEMENT with Quarum Holdings LLC

99.07

Press Release dated December 14, 2016 [Momentous Entertainment Group Agrees With All Points to Close on German Social Networks studiVZ and meinVZ Acquisition].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2016

Momentous Entertainment Group, Inc.

        (Registrant)

/s/ Kurt E. Neubauer

KURT E. NEUBAUER

Chief Executive Officer

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